                                                                   Exhibit 10.30

                                                                        BENFIELD
                                                                  (Logo omitted)

                    TECHNICAL PROPERTY BINDER OF REINSURANCE

REINSURED
COMPANY:             Quanta Indemnity Company, Quanta Specialty Lines Insurance
                     Company, Quanta Reinsurance US Ltd.

REINSURER:           Arch Reinsurance Ltd.

BUSINESS COVERED:    The Reinsurer will accept a 100% Quota Share of the
                     Reinsured Company's technical risk property business and
                     all business assumed via the Peachtree facility subject to a maximum any one risk/any one occurrence of $5,000,000.
                     Definition of "Per Risk" to follow form with the Per Risk
                     XOL treaty currently in place. Only policies listed on the bordereau will be covered hereunder.

TERM:                October 1, 2005 to December 31, 2006 (run off at 12/31/06
                     at terms to be agreed and negotiated). Coverage can be
                     terminated on a cut off basis at 8/1/06 if the premium for the catastrophe coverage is not paid to the Reinsurer by
                     7/15/06.

TERRITORY:           As per original policies.

EXCLUSIONS:          1)   As original, plus a full terrorism exclusion clause

                     2)   Any losses from Hurricane Wilma

PREMIUM:             130% of the net UEP (defined below) for the term of the
                     contract plus any additional earned premium collected
                     during the period of this contract for premium adjustments or coverage extensions that fall within the term of this
                     contract.

                     The 100% net UEP for the period 10/1/05 - 12/31/06 is
                     estimated to be $7,000,000. The $7,000,000 (the estimated
                     UEP) will be a deposit premium that is adjustable subject
                     always to a minimum of $4,900,000 (whether or not the
                     contract terminates at 8/1/06).

                     A further $2,100,000 is payable as a one time premium which shall be fully earned by the Reinsurer at inception.

                     A $500,000 Commitment Fee will be paid in full within 24
                     hours of an executed binder and the remaining Premium will be paid on 11/28/05. The Reinsurer and the Company will use their best efforts to execute formal reinsurance contracts by the premium due date of 11/28/05.

CATASTROPHE COVER:   The Reinsurer will offer and the Company will purchase a
                     $5,000,000 xs $5,000,000 Catastrophe Cover with one
                     additional reinstatement at 100% AP from the Reinsurer for the period 8/1/06 - 12/31/06 for a premium of $750,000. The premium for the Catastrophe Cover is due on or before
                     7/15/06.

                     Should the payment for the Catastrophe Cover not be
                     received by the Reinsurer by 7/15/06 then the Quota Share
                     will automatically be terminated on a cut off basis. The
                     Reinsurer will return the net UEP for the period 8/1/06 -
                     12/31/06.

                     The Reinsured Company also has the option to expand this
                     cover to a layer of $10,000,000 xs $5,000,000 for a total
                     premium of $1,500,000.

DEFINITIONS:         Net UEP is defined as the unearned portion at 10/1/05 of
                     the gross earned premium less original commissions less any inuring facultative reinsurance.

WARRANTY:            In the event of a return of written premium due to
                     cancellation of any original risk for any period UEP shall be adjusted accordingly but strictly pro rata as to time
                     (and subject always to the minimum UEP of $4,900,000
                     payable to the Reinsurer).

                     All premiums ceded hereunder are deemed collectible by the
                     Company.

                     Failure to pay deposit premium by 11/28/05 will result in
                     cancellation of this Binder and Arch Re Ltd shall retain
                     the $500,000 Commitment Fee.

BROKERAGE:           1.5% of UEP / 10% of Cat Premium.

QUANTA INDEMNITY COMPANY/QUANTA         ARCH REINSURANCE LTD.
SPECIALTY LINES INSURANCE
COMPANY/QUANTA REINSURANCE LTD.

Authorized                              Authorized
Signature: /s/ Jonathan J.R. Dodd       Signature: /s/ Tim Peckett
           --------------------------              -----------------------------
Title: Interim Chief Financial          Title: General Counsel
       Officer
Date 11/18/2005                         Date 11/17/2005

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                         BENFIELD GREIG ELLINGER, INC.